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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

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                             FORM 10-K
                           ANNUAL REPORT

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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

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                              CNB, INC.

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                           EXHIBIT 23(i)

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          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-68459.


ARTHUR ANDERSEN LLP

Jacksonville, Florida
March 29, 1999